                                                                   EXHIBIT 10.45





                                AMENDMENT NO. 5
                           dated as of April 21, 1995


                                  amending the


                         $360,000,000 CREDIT AGREEMENT
                         dated as of September 1, 1993


                                     among


                         FIRST HEALTHCARE CORPORATION,
                                  as Borrower


                           THE HILLHAVEN CORPORATION,
                                  as Guarantor


                            THE BANKS PARTY THERETO


                       THE LC ISSUING BANKS PARTY THERETO


                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                   as Agent


                                 CHEMICAL BANK,
                            as Administrative Agent


                                      and


                             J.P. MORGAN DELAWARE,
                              as Collateral Agent

                      AMENDMENT NO. 5 TO CREDIT AGREEMENT


                 AMENDMENT NO. 5 dated as of April 21, 1995 ("Amendment No. 5") to the Credit Agreement dated as of September 1, 1993 (as amended and restated by Amendment No. 4 dated as of October 28, 1994 and as further amended from time to time, the "Agreement") among FIRST HEALTHCARE CORPORATION, as Borrower, THE HILLHAVEN CORPORATION, as Guarantor, the BANKS party thereto, the LC ISSUING BANKS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent, CHEMICAL BANK, as Administrative Agent, and J.P. MORGAN DELAWARE, as Collateral Agent;


                              W I T N E S S E T H:

                 WHEREAS, the Guarantor wishes to consummate a statutory share exchange pursuant to the Indiana Business Corporation Law and the Nevada General Corporation Law, pursuant to which, among other things, Nationwide Care, Inc. and two of its corporate affiliates would become subsidiaries of the Guarantor (the "Nationwide Acquisition");

                 WHEREAS, in connection with the Nationwide Acquisition, the Guarantor and the Borrower desire to be permitted to consummate some or all of the transactions described in Exhibit A hereto (the "Related Transactions"); and

                 WHEREAS, subject to the terms and conditions set forth below, the undersigned Banks are willing to waive and amend certain provisions of the Agreement to permit the Guarantor and the Borrower to consummate the Nationwide Acquisition and the Related Transactions;

                 NOW, THEREFORE, the parties hereto agree as follows:





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                 SECTION 1.01.  Definitions; References.  Unless otherwise
specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof, "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

                 SECTION 2. Amendment of Section 1.01. (a) Clause (ii) at the end of the definition of "Consolidated Capital Expenditures" is amended to read as follows:

         (ii) additions to the property, plant and equipment reflected in the consolidated financial statements of the Guarantor and its Consolidated Subsidiaries that are attributable to (x) the acquisition by the Borrower of additional partnership interests in a Person which was theretofore a Non-Consolidated Partnership and the resulting inclusion of its pre-existing property, plant and equipment in such consolidated financial statements or (y) the acquisition by the Guarantor of the Nationwide Target Companies and the resulting inclusion of their pre-existing property, plant and equipment in such consolidated financial statements.

                 (b) The definition of "Consolidated Operating Cash Flow" is amended by adding the following proviso at the end thereof:

         ; provided that, for any portion of such period before the consummation of the acquisition of the Nationwide Target Companies by the Guarantor, "Consolidated Operating Cash Flow" shall be determined by combining (i) the amount determined in accordance with the foregoing definition with respect to the Guarantor and its Consolidated Subsidiaries on a consolidated basis and (ii) the comparable amounts determined with respect to the Nationwide Target Companies and their respective Consolidated Subsidiaries (if any) on a consolidated basis.

                 (c) The following four definitions shall be inserted after the definition of "Multiemployer Plan":

                 "Nationwide" means Nationwide Care, Inc., an Indiana corporation, and its successors.

                 "Nationwide Pre-Acquisition Debt" means (i) all Debt of the Nationwide Target Companies outstanding immediately before the consummation of the acquisition of the Nationwide Target Companies by the Guarantor and not incurred in contemplation of such acquisition, and any extensions or renewals of such Debt, (ii) all Debt of the Nationwide Target Companies incurred to refinance Debt referred to in clause (i) of this definition, and any extensions or renewals thereof,
         (iii) any and all reimbursement obligations arising from drawings under letters of credit to pay the principal of or interest on Debt referred to in clauses (i) and (ii) of this definition and (iv) any Guarantee by the Guarantor of Debt referred to in clauses (i), (ii) and (iii) of this definition;provided that no such extension, renewal or refinancing shall increase the principal amount of the relevant Debt.

                 "Nationwide Share Exchange Agreement" means the Amended and Restated Agreement and Plan of Share Exchange and Agreements to Assign Partnership Interests dated as of February 27, 1995 by and among the Guarantor, Nationwide, Phillippe Enterprises, Inc., Meadowvale Skilled Care Center, Inc. and specified partners of Camelot Care Centers, Evergreen Woods, Ltd, and Shangri-La Partnership, in or substantially in the form of the draft thereof dated April 7, 1995.

                 "Nationwide Target Companies" means Nationwide, Phillippe Enterprises, Inc., Meadowvale Skilled Care Center, Inc., Camelot Care Centers, Evergreen Woods, Ltd, and Shangri-La Partnership.

                 (d) The definition of "Permitted Intercompany Debt" is amended by deleting the word "and" at the end of paragraph (d) thereof, changing the period at the end of paragraph (e) thereof to a semicolon and adding the following new paragraphs (f) and (g):

                 (f) Debt of the Guarantor owing to any Nationwide Target Company so long as, immediately after giving effect to the incurrence of such Debt, the sum of (i) the aggregate amount of dividends paid by the Nationwide Target Companies to the Guarantor after the Guarantor's acquisition thereof and (ii) the aggregate principal amount of Debt of the Guarantor permitted to be outstanding pursuant to this paragraph
         (f) would not exceed the consolidated net income (if positive) of the Nationwide Target Companies for the period (treated as one accounting period) beginning on the date of such acquisition and ending at the end of the most recent Fiscal Quarter ending before such proposed Debt is incurred; and

                 (g) Debt of any Nationwide Target Company owing to any other Nationwide Target Company.

                 SECTION 3. Waiver to Permit Acquisition and Related Transactions. The undersigned Banks waive the covenants in Article V of the Agreement to the extent, but only to the extent, required to permit the Guarantor and the Borrower to consummate the Nationwide Acquisition on or substantially on the terms set forth in the Nationwide Share Exchange Agreement and to consummate the Related Transactions as or substantially as described in Exhibit A hereto.

                 SECTION 4. Limitation on Debt. Section 5.11 of the Agreement is amended as follows:

                 (i)  Insert the phrase "(other than Nationwide Pre-Acquisition
         Debt)" after the word "Debt" in paragraph (g);

                (ii)  Delete the word "and" from the end of paragraph (m);

               (iii) Replace the period at the end of paragraph (n) with "; and"; and

                (iv)  Insert the following new paragraph (o):

                 (o) Nationwide Pre-Acquisition Debt (which may be secured to the extent permitted by paragraphs (d) and

         (f) of Section 5.12) not exceeding $60,000,000 in aggregate outstanding principal amount (which aggregate amount shall be calculated without duplicating outstanding amounts and undrawn letters of credit or Guarantees supporting the payment thereof).

                 SECTION 5.  Consolidations, Mergers and Asset Sales.  Section
5.13 of the Agreement is amended by adding the following new subsection (d) at the end of said Section:

                 (d) Notwithstanding the foregoing provisions of this Section 5.13, any Nationwide Target Company may consolidate or merge with or into, or sell, lease or otherwise dispose of all or substantially all of its assets to, any other Nationwide Target Company.

                 SECTION 6. Restricted Payments. Section 5.14 of the Agreement is amended by deleting the word "and" at the end of paragraph (h), adding the word "and" at the end of paragraph (i) and adding the following new paragraph (j):

                 (j) assets distributed to Nationwide upon the liquidation of the Nationwide Target Companies that are partnerships and subsequent distributions to partners of cash or other assets of any Subsidiary of the Guarantor that is a partnership;

The reference in the proviso at the end of Section 5.14 to "paragraph (b), (g),
(h) or (i) above" is changed to "paragraph (b), (g), (h), (i) or (j) above".

                 SECTION 7.  Limitation on Investments and Asset Acquisitions.
Section 5.15 of the Agreement is amended by deleting the word "and" at the end of paragraph (k); redesignating existing paragraph (l) as paragraph (o) and changing the reference in said paragraph from "this paragraph (l)" to "this paragraph (o)"; and adding the following new paragraphs immediately after paragraph (k):

                 (l) the formation of a new partnership by the Borrower and Nationwide and the contribution by the Borrower and Nationwide to such new partnership of some or all of the facilities of the Borrower and Nationwide located in Indiana, together with associated real and tangible and intangible personal property;





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
                 (m) Investments by any Nationwide Target Company in any other Nationwide Target Company and Asset Acquisitions by any Nationwide Target Company from any other Nationwide Target Company;

                 (n) Investments by the Guarantor in the Nationwide Target Companies expressly provided for in the Nationwide Share Exchange Agreement and (without duplication) Investments by the Guarantor and the Borrower described as "Related Transactions" in Exhibit A to Amendment No. 5 hereto; and

                 SECTION 8. Capital Expenditures. Section 5.16 of the Agreement is amended to read in full as follows:

                 SECTION 5.16. Capital Expenditures. Consolidated Capital Expenditures will not exceed (i) $60,000,000 for the Fiscal Year ending on May 31, 1995 or (ii) $65,000,000 for any Fiscal Year ending after May 31, 1995.

                 SECTION 9.  Limitation on Restrictions Affecting Subsidiaries.
Section 5.18 of the Agreement is amended by changing the word "or" at the end of clause (F) to a comma and adding the following at the end of clause (G):

         or (H) any agreement to which a Nationwide Target Company was a party immediately before it was acquired by the Guarantor;provided that such agreement was not entered into in contemplation of such acquisition.

                 SECTION 10. Limitation of Prepayments of Debt. Section 5.21 of the Agreement is amended by redesignating exception "(iv)" as exception "(v)" and adding the following new exception (iv):

         , (iv) any prepayment or other retirement by any Nationwide Target Company of Nationwide Pre-Acquisition Debt

                 SECTION 11. Cash Flow Coverage. Section 5.23 of the Agreement is amended by deleting the table of Cash Flow Ratios therein and substituting the following table therefor:





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

                    Period                           Ratio
                    ------                           -----
                 June 1, 1994 through
                  November 30, 1995                0.120 to 1
                 December 1, 1995 through
                  May 31, 1996                     0.150 to 1
                 June 1, 1996 through
                  May 31, 1997                     0.175 to 1
                 On and After
                  June 1, 1997                     0.200 to 1

                 SECTION 12. Leverage Ratio. Section 5.24 of the Agreement is amended by deleting the table of Leverage Ratios therein and substituting the following table therefor:

                    Period                           Ratio
                    ------                           -----
                 June 1, 1994 through
                  May 31, 1995                     2.30 to 1
                 June 1, 1995 through
                  May 31, 1996                     2.15 to 1
                 June 1, 1996 through
                  May 31, 1997                     1.50 to 1
                 On and After
                  June 1, 1997                     1.25 to 1

                 SECTION 13. Conditions to Effectiveness. (a) This Amendment No. 5 shall become effective on the date when all of the following conditions shall have been satisfied (the "Amendment No. 5 Effective Date"):

                 (i) the Agent shall have received counterparts hereof signed by the Borrower, the Guarantor and the Required Banks (or, in the case of any such party as to which an executed counterpart shall not have been received, the Agent shall have received, in form satisfactory to it, telegraphic, telex or other written confirmation from such party that a counterpart hereof has been executed by such party) and

                 (ii) the Nationwide Acquisition shall have been consummated substantially on the terms set forth in the Nationwide Share Exchange Agreement;




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

provided that this Amendment No. 5 shall not become effective unless the Nationwide Acquisition shall have been consummated on or before July 31, 1995.

                 (b) When the Amendment No. 5 Effective Date occurs, the Agent shall promptly notify the other parties to the Agreement thereof and such notice shall be conclusive and binding on all parties thereto.

                 SECTION 14. Confirmation of Agreement. Except as waived or amended hereby, all of the terms of the Agreement shall remain in full force and effect and are hereby confirmed in all respects.

                 SECTION 15. Governing Law. This Amendment No. 5 shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 16. Counterparts. This Amendment No. 5 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.





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
                 IN WITNESS WHEREOF, the undersigned parties have caused this Amendment No. 5 to be duly executed by their respective authorized officers as of the day and year first above written.

                                           FIRST HEALTHCARE CORPORATION



                                           By /s/ Robert Schneider
                                              --------------------------------
                                              Title: Vice President &
                                                   Treasurer


                                           THE HILLHAVEN CORPORATION



                                           By /s/ Robert Schneider
                                              --------------------------------
                                              Title: Vice President &
                                                   Treasurer


                                           BANKS

                                           Managing Agents:

                                           MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK



                                           By /s/ Diane H. Imhof
                                              --------------------------------
                                              Title: Vice President



                                           CHEMICAL BANK



                                           By /s/ Beth F. Herman
                                              --------------------------------
                                              Title: Vice President

                                           PNC BANK, NATIONAL ASSOCIATION



                                           By /s/ J. Gregory Seibly
                                              --------------------------------
                                              Title: Vice President


                                           BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION



                                           By /s/ Mark F. Milner
                                              --------------------------------
                                              Title: Managing Director



                                           SEATTLE-FIRST NATIONAL BANK



                                           By /s/ Thomas P. Rook
                                              --------------------------------
                                              Title: Vice President


                                           Co-Agent:

                                           THE LONG-TERM CREDIT BANK
                                             OF JAPAN, LTD.,
                                             LOS ANGELES AGENCY



                                           By /s/ Yutaka Kamisawa
                                              --------------------------------
                                              Title: Deputy General Manager

                                           THE TORONTO-DOMINION BANK



                                           By /s/ Frederic B. Hawley
                                              --------------------------------
                                              Title: Manager



                                           U.S. BANK OF WASHINGTON,
                                             NATIONAL ASSOCIATION



                                           By /s/ Arnold J. Conrad
                                              --------------------------------
                                              Title: Vice President


                                           THE BANK OF NEW YORK



                                           By /s/ Robert J. Louk
                                              --------------------------------
                                              Title: Vice President



                                           NATIONSBANK OF TEXAS, N.A.



                                           By /s/ Pamela R. Levy
                                              --------------------------------
                                              Title: Senior Vice President

                                           Participant:

                                           BERLINER HANDELS-UND
                                             FRANKFURTER BANK



                                           By /s/ Joy S. Robin
                                              -------------------------------
                                              Title: Assistant Treasurer

                                           By /s/ Evon Contos
                                              -------------------------------
                                              Title: Vice President



                                           BANQUE NATIONALE DE PARIS



                                           By /s/ Rafael C. Lumanlan
                                              -------------------------------
                                              Title: Vice President

                                           By /s/ William La Herran
                                              -------------------------------
                                              Title: Assistant Vice President



                                           FIRST INTERSTATE BANK OF
                                             WASHINGTON, N.A.


                                           By /s/ Donald H. Rolston
                                              -------------------------------
                                              Title: Vice President

                                           BANK OF HAWAII



                                           By /s/ Peter S. Ho
                                              -------------------------------
                                              Title: Vice President

                                           THE CHASE MANHATTAN BANK, N.A.



                                           By /s/ Ellen L. Gertzog
                                              -------------------------------
                                              Title: Vice President



                                           DRESDNER BANK AG,
                                             LOS ANGELES AGENCY/
                                             GRAND CAYMAN BRANCH



                                           By /s/ Kenneth I. Bowman
                                              -------------------------------
                                              Title: Vice President

                                           By /s/ Sidney S. Jordan
                                              -------------------------------
                                              Title: Vice President



                                           FLEET BANK OF MASSACHUSETTS



                                           By /s/ Ginger C. Stolzenthaler
                                              -------------------------------
                                              Title: Vice President



                                           THE FUJI BANK, LIMITED,
                                             LOS ANGELES AGENCY



                                           By /s/ N. Umemura
                                              -------------------------------
                                              Title: Joint General Manager



                                           THE INDUSTRIAL BANK OF JAPAN,

                                           LIMITED, LOS ANGELES AGENCY



                                           By /s/ Toshinari Iyoda
                                              --------------------------------
                                              Title: Senior Vice President



                                           KREDIETBANK N.V.



                                           By /s/ Diane M. Grimmig
                                              --------------------------------
                                              Title: Vice President

                                           By /s/ Robert Snauffer
                                              --------------------------------
                                              Title: Vice President



                                           SWISS BANK CORPORATION,
                                             SAN FRANCISCO BRANCH



                                           By /s/ David L. Parrot
                                              --------------------------------
                                              Title: Associate Director


                                           By /s/ Jamie Dillon
                                              --------------------------------
                                              Title: Director



                                           WACHOVIA BANK OF GEORGIA, N.A.



                                           By /s/ William F. Hamlet
                                              --------------------------------
                                              Title: Senior Vice President





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                                                                       EXHIBIT A



                              RELATED TRANSACTIONS




                 The Guarantor may (i) prepay the Nationwide Subordinated Notes referred to in Section 3.5 of the Nationwide Share Exchange Agreement, (ii) pay the amounts owing to Donald Cheesman and Thomas E. Phillippe, Sr. referred to in Section 11.3 thereof and/or (iii) prepay up to $5,000,000 aggregate principal amount of other Nationwide Pre-Acquisition Debt. In connection therewith, the Guarantor may pay the relevant amounts directly to the holders of the relevant debt, make loans to or otherwise invest in one or more of the Nationwide Target Companies to enable them to make such payments and/or cause the Borrower to make such loans or investments; provided that the aggregate amount of all payments, loans and investments made by the Guarantor and the Borrower for such purpose will not exceed $20,000,000.

                 To the extent that such payments, loans and investments are made by the Guarantor, it may obtain some or all of the funds required from a dividend paid to it or a loan made to it by the Borrower.

                 To the extent that such payments, loans and investments are made by the Borrower (or funded by a dividend paid or loan made to the Guarantor by the Borrower), the Borrower may obtain some or all of the funds required by borrowing from the Banks under the Agreement.





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